Innovating the future of cancer care to cure patients and preserve organ function May 2026 Exhibit 99.2

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1. Yu G-P et al. Am J Ophthalmol. 2003;135(6):800-6. 2. Triay E et al. Br J Ophthalmol. 2009;93(11):1524-8. 3. Newton R et al. Lancet. 1996;347(9013):1450-1. 4. Dalvin LA. Br J Ophthalmol. 2018;102(12):1728-1734. 5. Sun EC et al. Cancer Epidemiol Biomarkers Prev. 1997;6(2):73-7. 6. Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putnam. 7. American Cancer Society. Key statistics for retinoblastoma. Available at: https://www.cancer.org/cancer/types/retinoblastoma/about/key-statistics.html. Accessed Sept 5, 2024. 8. Bladder cancer. Putnam & Assoc. Epidemiology Analysis. Early choroidal melanoma, small choroidal melanoma or indeterminate lesions; FDA, United States Food and Drug Administration; SPA, special protocol assessment; VDC, virus-like drug conjugate, MoA, mechanism of action; NMIBC, non-muscle-invasive bladder cancer. Transforming early cancer treatment through disruptive innovation VDCs have the potential to transform early cancer treatment Novel MoA: direct tumor cell killing and immune cell activation Novel class of drugs: virus-like drug conjugates Positive phase 2 data in early choroidal melanoma with phase 3 ongoing under FDA SPA agreement Multiple clinical complete responses with single low dose in phase 1 trial in NMIBC Positive clinical data in multiple indications Ocular oncology ~66,000 patients/yr (US/EU)1–7 Urologic oncology ~500,000 patients/yr (globally)8 Large market opportunity in areas of unmet need Complete enrollment in the phase 3 trial in early choroidal melanoma and phase 1b/2 trial in NMIBC Current cash expected to fund operations into H2 2028 Key upcoming milestones a Virus-like drug conjugates (VDCs) bind to a subset of modified tumor associated glycosaminoglycans (GAGs) that are part of the heparan sulphate chain of heparan sulfate proteoglycans (HSPGs).1 1. Kines RC, and Schiller JT. Viruses. 2022;14(8):1656. mHSPG, modified heparan sulphate proteoglycan; NMIBC, non-muscle-invasive bladder cancer; PoC, proof of concept. Clinical pipeline across multiple solid tumor indications Program Preclinical Phase 1 Phase 2 Phase 3 Planned 2026 milestones Ocular oncology Early choroidal melanoma Complete phase 3 enrollment Metastases to the choroid Phase 2 PoC data Ocular surface cancers Phase 1 PoC data Urologic oncology Non-muscle-invasive bladder cancer (NMIBC) Phase 1b/2 data Other mHSPGa expressing tumors Undisclosed

DLT, dose-limiting toxicity; MoA, mechanism of action; NMIBC, non-muscle-invasive bladder cancer; SAE, serious adverse event; VLP, virus-like particle. Virus-like drug conjugates have the potential to transform early cancer treatment 5 Positive clinical data in multiple early-stage local cancers Choroidal melanoma: Positive phase 2 end of study data; phase 3 ongoing NMIBC: Positive phase 1 data; phase 1b/2 ongoing Favorable safety profile Unique tumor selectivity Dual MoA Targets a key receptor molecule expressed in the early stages of malignant tumor transformation Targeted cytotoxicity and immune activation; potential to generate lasting anti-tumor T-cell memory Tumor and mutation-agnostic High potency >100 cell lines >15 animal tumor models ~200 cytotoxic molecules per VLP; demonstrated picomolar efficacy in multiple animal tumor models No treatment-related SAEs and no DLTs reported in phase 2 choroidal melanoma trial or phase 1 data readout in NMIBC trial

Bel-sar has a novel dual mechanism of action Disruption of the tumor cell membrane and pro-immunogenic cell death by necrosis leads to T cell activation and immune-mediated tumor cell killing Kines RC, et al. Int J Cancer. 2016;138(4):901–11. Kines RC, et al. Mol Cancer Ther. 2018;17(2):565–74. Kines RC, et al. Cancer Immunol Res. 2021;9:693–706. Bel-sar, belzupacap sarotalocan; DAMPs, damage-associated molecular patterns; HSPG, heparan sulfate proteoglycan; VDC, virus-like drug conjugate. Bel-sar (AU-011) is an investigational product candidate. The effectiveness and safety of bel-sar have not been established, and bel-sar is not approved for use in any jurisdiction. Release of DAMPs induces anti-tumor immunity Bel-sar treatment is designed to be cytopathic to resident suppressor cells, reducing the immune-suppressive microenvironment and contributing to anti-tumor immunity Reactive oxygen species disrupts cell membrane and organelles Targeted cytotoxicity and long-term anti-tumor immune memory

CNS, central nervous system; cCR, clinical complete response; GI, gastrointestinal; IND, investigational new drug application; MIBC, muscle-invasive bladder cancer; NMIBC, non-muscle-invasive bladder cancer; SPA, special protocol assessment. Bel-sar: a platform designed for therapeutic expansion into multiple cancers Urologic oncology Other cancers Bladder cancer NMIBC/MIBC Positive phase 1 data in NMIBC Multiple cCRs with single dose Phase 1b/2 ongoing Potential to expand to MIBC Other urologic cancers Next-generation combination strategies CNS cancers GI cancers Head and neck cancer Breast cancer Lung cancer Cutaneous melanoma Ocular oncology - Rare oncology Choroidal melanoma Ongoing phase 3 with SPA Based on positive phase 2 clinical data Metastases to the choroid Phase 2 ongoing Cancers of the ocular surface Pre-clinical Retinoblastoma (pediatric) Pre-clinical

Ocular oncology Bel-sar target indications: Early choroidal melanoma | Metastases to the choroid | Ocular surface cancers

a Includes conjunctival melanoma, primary acquired melanosis, squamous cell carcinoma and ocular surface squamous neoplasia.1-5 1. Yu G-P et al. Am J Ophthalmol. 2003;135(6):800-6. 2. Triay E et al. Br J Ophthalmol. 2009;93(11):1524-8. 3. Newton R et al. Lancet. 1996;347(9013):1450-1. 4. Dalvin LA. Br J Ophthalmol. 2018;102(12):1728-1734. 5. Sun EC et al. Cancer Epidemiol Biomarkers Prev. 1997;6(2):73-7. 6. Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putnam. 7. American Cancer Society. Key statistics for retinoblastoma. Available at: https://www.cancer.org/cancer/types/retinoblastoma/about/key-statistics.html. Accessed Sept 5, 2024. Ocular surface cancers Ocular oncology: a large unmet need with no vision-preserving therapy ~35,000/yra,1–5 Choroidal melanoma ~11,000/yr6 Metastases to the choroid ~20,000/yr6 Retinoblastoma ~500/yr7 Bel-sar opportunities in ocular oncology represent a highly targeted multi-billion-dollar addressable market Bel-sar has the potential to become the new standard of care with no competition in clinical development for our patient populations ~66,000 patients/year Ocular oncology franchise total addressable market (US/EU)

The current standard-of-care is radiotherapy – treatment that frequently leads to legal blindness4,5 1. Heiting, G. Iris/uvea of the eye. Available at: https://www.allaboutvision.com/en-gb/resources/uvea-iris-choroid/. Accessed Oct. 3, 2023. 2. Kaliki S and Shields CL. Eye (Lond). 2017;31(2):241-257. 3. Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putnam. 4. Jarczak J, Karska-Basta I, Romanowska-Dixon B. Medicina (Kaunas). 2023;59(6):1131. 5. Tsui I, Beardsley RM, McCannel TA, Oliver SC, et al. Open Ophthalmol J. 2015;9:131-5. Choroid is 90% of the uvea1 Uvea: Choroid, ciliary body and iris Ciliary body Iris Choroidal melanoma is the most common primary intraocular cancer in adults2,3 50% of patients develop metastasis within 15 years (metastatic uveal melanoma)2 ~80% of patients diagnosed with early-stage disease3 Choroidal melanoma ~11,000/yr3 Early choroidal melanoma is a rare disease that has no approved therapies Opportunity to transform early-stage treatment intervention a 75-80% of patients diagnosed with early-stage disease7. 2/3 of patients present with symptoms, 1/3 of patients diagnosed during routine exam.8 1. Kaliki S, Shields CL. Eye. 2017;31(2):241–257. 2. Jarczak J et al. Medicina (Kaunas). 2023;59(6):1131. 3. Tsui I, et al. Open Ophthalmol J. 2015;9:131–5. 4. Shields CL, et al. Arch Ophthalmol. 2000;118(9):1219–1228. 5. Peddada KV, et al. J Contemp Brachytherapy. 2019;11(4):392–397. 6. Shields CL et al. Curr Opin Ophthalmol. 2019;30(3):206–214. AE, adverse event; CM, choroidal melanoma; SoC, standard-of-care. SoC radiotherapy: high morbidity and vision-threatening outcomes Observation ‘Watch-and-wait’ SoC radiotherapy Regular monitoring for risk factors/growth6 Treat early and risk vision loss; Delay treatment and risk metastasis1 Diagnosis of early CMa Frequent AEs; up to 87% become legally blind in the treated eye1–6 Radiation retinopathy >40% Surgeries secondary to AEs >40% Dry eye syndrome ~20% Enucleation/eye loss ~10–15% Neovascular glaucoma ~10% ‘Watch-and-wait’ is the standard approach in early choroidal melanoma Bel-sar has the potential to be used early, with the opportunity to preserve vision and improve patient outcomes

aEach figure represents ~250 persons. 1. Shields CL et al. Choroidal and ciliary body melanoma. Available at: https://eyewiki.aao.org/Choroidal_and_Ciliary_Body_Melanoma Accessed September 9, 2024. 2. Singh AD, et al. Ophthalmology. 2005;112(10):1784–89 (U.S. population). 3. Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putnam. CM, choroidal melanoma; Enuc., enucleation. Bel-sar: pioneering frontline treatment for early choroidal melanoma Indeterminate lesions Small melanomas Risk factors Growth Small CM Observation Incidence: patients US/EUa Local – early (~8,000) Local – late (~2,300) Metastatic (~2,000) SIZE (mm): Small Medium Large Metastatic Radiotherapy Radiotherapy 1 2.5 – 3 >10 Enuc. Systemic chemotherapy (KIMMTRAK®) Prevalence of choroidal nevi ranges from 4.6–7.9% in Caucasians2 Early choroidal melanoma Current treatment landscape for choroidal melanoma1-3

No radiation- related morbidity Vision preservation Local tumor control Reduce metastasis risk with early treatment Improve safety and quality of life In-office procedure Two injections (2 min. each) 30 min. apart 10-30 min. procedure Delivery via suprachoroidal injection Light activation with standard ophthalmic laser Suprachoroidal Bel-sar is designed to treat cancer early and preserve vision Bel-sar has the potential to be the first-in-class vision-preserving therapy Targeting initial adoption by ocular oncologists post approval Expansion to retina specialists who currently monitor patients for progression

One cycle = Doses on days 1, 8, and 15. a Early choroidal melanoma, small choroidal melanoma or indeterminate lesions. b 12 patients enrolled, 1 patient who discontinued after 1 cycle due to unrelated SAEs is not included in data analysis (n=11). c Cohort 2: 2 participants were planned; third participant was additionally enrolled due to dose error in 1 participant. d Phase 3-eligible patients receiving therapeutic regimen (3 cycles) (n=10; one participant receiving a therapeutic regimen with a circumpapillary tumor that did not meet phase 3 criteria is not included). Local complete response, or CR, in early choroidal melanoma is described as tumor control and complete arrest of tumor growth by ocular oncologists. AE, adverse event; QW, every week; SAE, serious adverse event; SC, suprachoroidal. ClinicalTrials.gov Identifier, NCT04417530: AU-011-202. Data on file, Aura Biosciences. Phase 2 data validate bel-sar’s potential in early choroidal melanoma Results at 12-months follow-up: Patients with early choroidal melanomaa (n=22) Safety Favorable safety profile; no treatment-related SAEs and no grade 3-5 treatment-related AEs Tumor control 80% tumor control rated Complete cessation of growth among respondersd Visual acuity Visual acuity preservation in 90% of patientsd Route of administration Initial safety and efficacy data support SC administration 1 dose: 20 μg x 1 laser 1 dose: 40 μg x 1 laser 1 dose: 40 μg x 2 lasers 2 doses: 40 μg x 2 lasers QW x 2 9 doses: 80 μg x 2 lasers QW x 3, 3 cycles Subtherapeutic regimens (N=10) 1–2 doses (n=9); 2 cycles (6 doses; n=1) Therapeutic regimen (N=12)b 3 cycles (9 doses) Cohort 1 (n=1) Cohort 2 (n=3c) Cohort 3 (n=2) Cohort 4 (n=3) Cohort 5 (n=3) Cohort 6 (n=10) 6–9 doses: 40 μg x 2 lasers QW x 3, up to 3 cycles (20 µg) (40 µg) (40 µg) (80 µg) (240–360 µg) (720 µg) Total intended dose Open-label, dose-escalation with suprachoroidal administration

Received fast track and orphan drug designations An SPA agreement indicates concurrence by the FDA that the design of the trial can adequately support a regulatory submission a Early choroidal melanoma, small choroidal melanoma or indeterminate lesions. b 40 µg bel-sar arm included for masking; excluded from statistical analysis. BCVA, best-corrected visual acuity; CM, choroidal melanoma; ETDRS, Early Treatment Diabetic Retinopathy Study; FDA, United State Food and Drug Administration; LBD, largest basal diameter; SPA, special protocol assessment. ClinicalTrials.gov Identifier: NCT06007690; AU-011-301. Efficient phase 3 design in a rare disease setting 80 µg bel-sar (n=40) 40 µg bel-sarb (n=20) Sham control (n=40) First key secondary endpoint Primary endpoint Time to tumor progression Increase in tumor thickness ≥0.5 mm or ≥1.5 mm in LBD Time to composite endpoint: Tumor progression or visual acuity failure ≥15 decrease in ETDRS-BCVA letter score from baseline Increase in tumor thickness ≥0.5 mm or ≥1.5 mm in LBD OR Randomization 2:1:2 Participants with early choroidal melanomaa Target enrollment ~100 participants globally Sites in North America, Europe, Middle East and Asia-Pacific Regions Goal: Determine efficacy and safety of bel-sar vs sham control for treatment of early choroidal melanoma 15-month primary efficacy analysis

Strong phase 2 results support a highly-powered phase 3 study aligned with FDA-endorsed SPA Kaplan-Meier analysis simulation of time-to-event using phase 2 data Study duration 12 months. Participants either had an event or were censored at the last visit; some had their Week 52 visit after 365 days. Any events at the final visit are assigned to the actual time of that visit. Log-rank test p-value based on unsimulated original Kaplan-Meier curves. BCVA, best-corrected visual acuity; ETDRS, early treatment diabetic retinopathy study; FDA, United States Food and Drug Administration; LBD, largest basal diameter; SPA, special protocol assessment. ClinicalTrials.gov Identifiers: NCT04417530; AU-011-202 (phase 2); NCT06007690; AU-011-301 (phase 3). Data on file, Aura Biosciences. Survival probability P = 0.0005 Time to tumor progression Time to composite endpoint Change from baseline in thickness ≥0.5 mm; or in LBD ≥1.5 mm confirmed by at least one repeat assessment Therapeutic n=10 Subtherapeutic n=10 Time to tumor progression or vision acuity failure (≥15 letter loss in ETDRS-BCVA), whichever occurs earlier 0.0 0.2 0.4 0.6 0.8 1.0 + Censored 0.0 0.2 0.4 0.6 0.8 1.0 0 100 200 300 400 500 P = 0.0008 Survival probability 0 100 200 300 400 500 + Censored Treatment duration (days) Treatment duration (days)

aIncludes conjunctival melanoma, primary acquired melanosis, squamous cell carcinoma and ocular surface squamous neoplasia.2-6 1. Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putnam. 2. Yu G-P et al. Am J Ophthalmol. 2003;135(6):800-6. 3. Triay E et al. Br J Ophthalmol. 2009;93(11):1524-8. 4. Newton R et al. Lancet. 1996;347(9013):1450-1. 5. Dalvin LA. Br J Ophthalmol. 2018;102(12):1728-1734. 6. Sun EC et al. Cancer Epidemiol Biomarkers Prev. 1997;6(2):73-7. Bel-sar has a significant commercial opportunity to expand into additional ocular oncology indications ~35,000/yr Bel-sar has the potential to transform the ocular oncology field as a vision-preserving therapy that alleviates patient burden and potentially reduces local recurrence and risk of metastasis with early treatment Addressable market (US/EU) ~20,000/yr Early choroidal melanoma1 Metastases to the choroid1 ANTICIPATED EXPEDITED TIMELINE FOR SUBSEQUENT INDICATIONS ~11,000/yr Bel-sar’s potential value drivers Highly favorable competitive landscape Regulatory and manufacturing synergies Focused call point (~100 ocular oncologists in US/EU) with potential expansion to retina specialists Same centers Small (<20) field-based team Buy-and-bill reimbursement Ocular surface cancersa,2–6

Urologic oncology Bel-sar target indications: Intermediate-risk NMIBC | High-risk NMIBC NMIBC, non-muscle-invasive bladder cancer.

1. GLOBOCAN 2022. Bladder. Available at: https://gco.iarc.who.int/media/globocan/factsheets/cancers/30-bladder-fact-sheet.pdf. Accessed October 24, 2025. 2. Sung H, et al. CA Cancer J Clin. 2021;71(3):209–49. 3. Clark O, et al. Pharmacoecon Open. 2024;8(6):837–45. 4. Burger M, et al. Eur Urol. 2013;63(2):234–41. 5. Lamm DL, et al. J Urol. 2000;163(4):1124–9. 6. Shalata AT, et al. Cancers (Basel). 2022;14(20):5019. 7. Gurbani CM, et al. Bladder Cancer. 2025;11(2):1–21. 8. Shore ND, et al. Urol Oncol. 39(10):642–63. 9. Patel VG, et al. CA Cancer J Clin. 2020;70(5):404–23. BCG, Bacillus Calmette-Guerin; HR, high risk; MIBC, muscle-invasive bladder cancer; NMIBC, non-muscle-invasive bladder cancer; SAE, serious adverse event; TURBT, transurethral resection of bladder tumor. Bladder cancer: High unmet medical need for function-preserving organ-sparing therapies 19 19 Bladder cancer 9th most common cancer worldwide1 >600,000 cases/year globally1 614,298 diagnosed in 20221 (>7% increase from 2020)1,2 >$6 billion Annual cost of treatment in US3 Conventional adjuvant treatments are suboptimal Bladder cancer is a significant patient and financial burden globally One of the highest lifetime treatment costs of all cancers Significant treatment burden Side effects often lead to treatment discontinuation Inadequate efficacy leads to recurrence Risk of disease progression/metastasis Loss of bladder/cystectomy 84% do not complete a full course of BCG treatment5 ~75% with NMIBC develop recurrence after treatment6 >60% with HR NMIBC are at risk of recurrence within 1 year7 20% with HR NMIBC may progress to MIBC within 4 years of diagnosis8 50% with MIBC may progress to metastatic disease9 Majority of patients present with NMIBC4

NIR, near-infrared. Bel-sar is a potential first-in-class frontline therapy designed to treat the tumor, activate durable anti-tumor immunity, and reduce recurrence risk Transformative clinical and commercial potential Current bladder cancer therapies are invasive and lack durable efficacy Patients often face multiple recurrences and cumulative treatment burden Bel-sar targets and destroys the tumor while triggering ‘immune activation’ within the tumor microenvironment Positioned as a frontline, off-the-shelf therapy with potential use across disease spectrum Addresses a major unmet need 1 z First tumor specific focal immune therapy 2 Transformative clinical and commercial potential 3 Elicits a durable, adaptive, anti-tumor immunity without systemic toxicity z NIR light Bel-sar injection Localized Immune Activation z AU-012 In-office administration supports broad patient access and complements existing standards

Purpose-built for urologists, simplifies delivery, supports broader access, and strengthens commercial positioning BSL, biosafety level. AU-012 Stable at 2–8°C with simple refrigeration Convenient administration in urologist office anticipated No need for cold chain (–70°C) No need for biosafety (BSL-2) No need for general anesthesia <20-minute procedure No special delivery or handling expected Adjusted volume and concentration New formulation delivers a differentiated product optimized for urology practice 12-Month stability demonstrated

~80,000 ~20,000 Low grade – low & intermediate risk High-risk papillary disease High-risk CIS – BCG unresponsive BCG Intravesical chemotherapy ~4,000 TURBT recurrence Intravesical gene therapy Systemic immunotherapy TURBT recurrence Adjuvant therapy Adjuvant therapy Intravesical immunotherapy BCG Intravesical chemotherapy Adjuvant therapy Cystectomy Disease progression Recurrencea Prevalence (US patients)1–3 a42–84% of low-grade intermediate-risk patients develop recurrence.4,5 1. Holzbeierlein JM et al. J Urol. 2024;212(1):3–10. 2. Holzbeierlein JM et al. J Urol. 2024 Apr;211(4):533–58. 3. Internal Aura epidemiology of market size; data on file. 4. Shalata AT, et al. Cancers (Basel). 2022;14(20):5019. 5. van Rhijn BWG, et al. Eur Urol. 2009;56(3):430–42. BCG, Bacillus Calmette-Guérin; CIS, carcinoma in situ; TURBT, transurethral resection of bladder tumor. Current treatment paradigm based on upfront resection leads to recurrence Front line Front line High recurrence rate leads to multiple surgeries and burdensome adjuvant treatment intervention

Bel-sar offers a first-line, tumor-directed approach designed for lasting benefit APCs, antigen-presenting cells; DAMPs, damage-associated molecular patterns; NIR, near infrared; NMIBC, non-muscle-invasive bladder cancer; TURBT, transurethral resection of bladder tumor. Bel-sar is pioneering the neoadjuvant space in NMIBC NIR light bel-sar injection Necrotic tumor cells DAMPS and neoantigens Activation of APCs Presentation of neoantigens to T cells T cell trafficking and proliferation Bel-sar’s directed anti-tumor immune response TURBT +/- single instillation No tumor cells + immune surveillance 1 2 3 Treatment goals Durability of response Reduced recurrence Reduced risk of progression Reduced subsequent treatment burden with fewer interventions In-office administration of bel-sar supports potential broad patient access and scalability, driving adoption and differentiation – complementing, not replacing, existing standards

SoC, standard-of-care; TURBT, transurethral resection of bladder tumor. Clinicaltrials.gov identifier: NCT05483868; AU-011-102. Phase 1 safety and feasibility study: Bel-sar administered before scheduled biopsy and SoC TURBT Day 1 Cystoscopy + biopsy bel-sar injection Day 2 Cystoscopy laser light activation Day 9 ± 1 (Cohort A) Day 14+7 (Cohort B+C) Day 56 ± 7 End of follow-up Treatment phase: Feasibility and mechanism of action Follow-up phase: Safety Clinical response data up to 21 days; safety data up to 56 days Final cystoscopy Pathology specimen SoC TURBT Pathology specimen Final efficacy evaluation Final safety evaluation

For purposes of this analysis, cCR is defined as absence of tumor cells on histopathologic evaluation. a Immune response defined by immunocyte infiltration on post-treatment histopathology. b Safety data include all completed light-activated cohorts (A, B, and C), including two patients treated but not efficacy evaluable (n=12), plus the drug-only cohort that received no light activation (n=5). Safety data cutoff date of July 28, 2025. cCR, clinical complete response; DLT, dose-limiting toxicity; NMIBC, non-muscle invasive bladder cancer; SAE, serious adverse event; TEAE, treatment-emergent adverse event. Clinicaltrials.gov identifier: NCT05483868; AU-011-102. Data cutoff March 3, 2025. Single dose of bel-sar produced clinical complete responses in intermediate- and high-risk NMIBC Intermediate risk (n=5) 4/5 treated tumors achieved cCR, while the fifth treated tumor showed visual tumor shrinkage 3/5 patients demonstrated cCR in at least one untreated tumor Visual changes on cystoscopy identified in 4/5 patients 100% of treated and untreated tumors demonstrated immune responsea High risk (n=5) 3/5 treated tumors demonstrated visual tumor shrinkage 1/5 patients achieved cCR in both the treated tumor and an untreated tumor Visual changes on cystoscopy identified in 4/5 patients 100% of treated and untreated tumors demonstrated immune responsea <10% of patients experienced Grade 1 TEAEs related to study drug No Grade 2/3 TEAEs related to study drug No SAEs or DLTs Favorable safety profile observed (n=17)b a Confirmed with histopathologic evaluation. BCG, Bacillus Calmette-Guerin; CIS, carcinoma in situ; TURBT, transurethral resection of bladder tumor. Clinicaltrials.gov identifier: NCT05483868; AU-011-102. Data cutoff March 3, 2025. Case study: Clinical complete response confirmed in a patient with highly recurrent disease Clinical complete response visualized at time of TURBTa Biopsy bel-sar injection Cohort A: 72-year-old male Single dose bel-sar + light activation Multiple Ta low-grade tumors, intermediate risk (no CIS) History of Ta high-grade (<3cm), intermediate risk Multiple prior TURBT surgery (x6) Prior BCG induction and maintenance Tumor pre-injection/pre-biopsy Post-injection edema and ecchymosis at injection site

Multiplex immunofluorescence images from Patient A4. cCR, clinical complete response; TLS, tertiary lymphoid structures. Clinicaltrials.gov identifier: NCT05483868; AU-011-102. Note: 5 of 10 efficacy evaluable phase 1 patients selected for multiplex immunofluorescence analysis to further characterize bel-sar’s mechanism of action in bladder cancer. Bel-sar induced adaptive immune memory through generation of de novo mature tertiary lymphoid structures (TLS) Pre-treatment Post-treatment In 5/5 participants, mature TLS were present in target lesions (3 formed TLS de novo) In 2/5 participants, mature TLS were also present in non-target lesions, supporting potential for a urothelial field effect CD3+CD20+CD23+PanCK+PNAd+ Non-target lesion (Patient A4) Target lesion (Patient A4) cCR cCR

cCR, clinical complete response; NK, natural killer; TME, tumor microenvironment. Clinicaltrials.gov identifier: NCT05483868; AU-011-102. Note: 5 of 10 efficacy evaluable phase 1 patients selected for multiplex immunofluorescence analysis to further characterize bel-sar’s mechanism of action in bladder cancer. Bel-sar generated innate and adaptive effectors regardless of immune environment; Converted “cold” TME to “hot”, and reversed dysfunction in exhausted tumors Pre-treatment Post-treatment In treated lesions: Natural killer cell density increased up to 40x CD4+ cytolytic T cell density increased up to 7x In 5/5 participants, CD4+ and CD8+ memory T cells were observed after bel-sar treatment Target lesion (Patient A4) Target lesion (Patient A3) cCR cCR Yellow = Memory CD4 T-cells CD45RO+CD4+ PanCK+ 250 μm DAPI NK cells: CD45+ CD56+ 500 μm DAPI NK cells: CD45+ CD56+

Ag, antigen; APC, antigen-presenting cell; DAMPs, damage-associated molecular patterns; DC, dendritic cell; EOS, eosinophils; mΦ, macrophage; MDSC, myeloid-derived suppressor cells; NEU, neutrophil; NIR, near infrared; NK, natural killer cells; Tconv, conventional T cells; TEM, effector memory T cells; TLS, tertiary lymphoid structure; TME, tumor microenvironment. Clinicaltrials.gov identifier: NCT05483868; AU-011-102. Mechanism of action: Bel-sar in bladder cancer INNATE IMMUNE RESPONSE ADAPTIVE IMMUNE RESPONSE IMMUNOSURVEILLANCE RESOLUTION & REPAIR TREATMENT NIR light bel-sar injection DAMPs Tumor necrosis Potential to treat future recurrence Mature TLS Ongoing active immunosurveillance mΦ DC NK cell killing Granulocytes sense necrotic tumor death NK EOS NEU Some tumor may remain APCs pick up tumor Ag Ongoing anti-tumor response NK NK-secreted cytokines/chemokines recruit CD4+ T cells CD4+ T cell killing EOS Tconv TEM Develop memory/early TLS NK APC EOS Tumor T cells, B cells Memory/TLS Time Recruitment into bladder Months mΦ MDSC MDSC & mΦ clear debris and remodel/repair tissue Mature TLS Clinical complete response EOS Illustrative Bladder Immunogenicity Profile

1. Based on Phase 1 multiplex immunofluorescence data. 5 of 10 efficacy evaluable phase 1 patients selected for multiplex immunofluorescence analysis to further characterize bel-sar’s mechanism of action in bladder cancer. TIL, tumor-infiltrating lymphocytes; TLS, tertiary lymphoid structures; TME, tumor microenvironment. Clinicaltrials.gov identifier: NCT05483868; AU-011-102. Bel-sar may disrupt the bladder cancer treatment paradigm with an in-office frontline treatment approach Generate unspecific cytotoxicity without primary modification of immune landscape Work best in “hot” tumors Majority rely on acute, innate immune response Show little evidence of inducing long-term adaptive immune memory Current adjuvant therapies 30 Immune “hot” TIL-rich Immune “cold” or exhausted TIL-poor Colder tumor = harder to treat Induced adaptive immune memory through generation of mature TLS and memory T cell infiltration Generated innate and adaptive effectors regardless of immune environment Converted “cold” TME to “hot”, and reverses dysfunction in exhausted tumors Bel-sar’s unique frontline approach1 Bel-sar

Dose per tumor, per treatment. Up to three tumors treated per visit. a+2-day window for injection in 2nd treatment cycle. DLT, dose-limiting toxicity; IT, intratumoral; NMIBC, non-muscle-invasive bladder cancer; TURBT, transurethral resection of bladder tumor; W, week. Clinicaltrials.gov identifier: NCT05483868; AU-011-102. Note: Simplified schema of study design. The Company has two optional cohorts H and I. Phase 1b/2 study design to evaluate dose and regimen in NMIBC 31 Immune-ablative Cycle 1 Cycle 2 8W Response assessments up to Month 12 Neoadjuvant Cycle 1 Cycle 2 2W Response assessments up to Month 12 TURBT Safety review conducted after 3 participants have completed the DLT period for a given cohort (14 days post-laser application in last treatment cycle) 200 µg IT 2-cycle immune-ablative Cohort D n=6 400 µg IT 2-cycle immune-ablative Cohort E n=5 400 µg IT 2-cycle neoadjuvant (Prior to TURBT) Cohort G n=5(+5) 400 µg IT 2-cycle neoadjuvant (Prior to TURBT) Cohort F n=5(+5) Intermediate-risk NMIBC High-risk NMIBC Bel-sar injection Laser Dose finding as a single agent Efficacy as a neoadjuvant treatment Study assessments 3 months 12 months

NMIBC, non-muscle-invasive bladder cancer; TURBT, transurethral resection of bladder tumor. Bel-sar has the potential to transform frontline bladder cancer Treat the tumor upfront triggering durable immunity ahead of TURBT Create an opportunity for durable control and reduced treatment burden Enable combination and sequencing therapies with a favorable safety profile Potential to establish a new model across bladder and other urology diseases With no current approved neoadjuvant NMIBC therapies, Bel-sar is pioneering the frontline treatment space

1. ClearView & Putnam & Assoc. Epidemiology Analysis Choroidal Melanoma and Choroidal Metastasis. FDA, United States Food and Drug Administration; NMIBC, non-muscle-invasive bladder cancer; SPA, special protocol assessment. Company highlights Current cash expected to fund operations into H2 2028 Experienced leadership team across functions Corporate Ocular oncology therapeutic area Early choroidal melanoma Global phase 3 CoMpass trial actively enrolling; mid-2026 enrollment completion and H2 2027 topline data readout anticipated Special protocol assessment (SPA) agreement with FDA Metastases to the choroid High unmet need with no drugs approved1 Phase 2 proof-of-concept data expected in 2026 Urologic oncology therapeutic area Bel-sar converted “cold” to “hot” tumors in phase 1 trial in NMIBC, supporting a potential front-line therapy across the bladder cancer spectrum Phase 1b/2 trial evaluating additional doses and cycles in intermediate and high-risk NMIBC patients on track with data expected mid-2026 Cancers of the ocular surface Phase 1 proof-of-concept data expected in 2026 One of the largest ocular oncology indications

Appendix

Virus-like drug conjugates (VDCs) have potential advantages over oncolytic viruses HSPG, heparan sulphate proteoglycans; VDC, virus-like drug conjugate. Broader and more specific tropism for binding over normal tissue No viral genes expressed to compete with tumor antigens for induction of cell-mediated immunity Killing mechanism promotes induction of cell-mediated immunity to tumor antigens Evolution of escape mutants less likely; unlike virus cell surface and uptake receptors, HSPG modifications appear to be drivers of oncogenesis

Bel-sar’s MoA has shown synergy with PD-1 mAb in pre-clinical models Combination with anti-PD1 mAb has shown synergy in vivo and long-term durability of response Bel-sar’s MoA can transform the immune suppressive tumor microenvironment Bel-sar’s approach is mutation agnostic and can address the problem of intratumor heterogeneity MoA, mechanism of action; mAb, monoclonal antibody.

Preclinical studies in TC-1 murine tumor model. Kines RC, et al. Cancer Immunol Res. 2021;9(6):693–706. NIR, near-infrared (light). Preclinical studies demonstrated long-term tumor-free survival and induction of anti-tumor responses after a single bel-sar treatment Tumor-free survival after tumor re-challenge Long-term protection from tumor re-challenge Long-term tumor-free survival Tumor-free survival after single dose of bel-sar Day 10: bel-sar single-dose

Preclinical studies in TC-1 murine tumor model. Kines RC, et al. Cancer Immunol Res. 2021;9(6):693–706. NIR, near-infrared (light). CD4+ and CD8+ T-cells are key to long-term durability of response and protection from rechallenge with bel-sar Depletion of CD4+ and CD8+ T cells at the time of treatment Depletion of CD4+ and CD8+ T cells at time of rechallenge Isotype Anti-CD4 Anti-CD8 Isotype Anti-CD4 Anti-CD8 Naïve Long-term protection from tumor re-challenge depends on CD4+ and CD8+ T cells Long-term tumor-free survival depends on CD4+ and CD8+ T cells 9 11 Day: 0 100 Implant TC-1 tumor cells Tumor volume: 50mm3 7 10 13 20 +1 Day: -100 0 Implant TC-1 tumor cells Rechallenge with TC-1 tumor cells Tumor volume: 50mm3 -93 -90 -87 +10 -1 +17 +3 Depleting or matched isotype Intravenous bel-sar NIR treatment

Robust pre-clinical activity both as a single agent and in combination with anti-PD1 Bel-sar treatment impacts primary and distant tumors, overall survival, and induction of durable immunological memory Treatment resulted in complete response and prevented tumor growth after rechallenge Syngeneic mouse tumor model TC-1 model in C57BL/6 mice N = 8–10/group Anti-PD-1 100 µg administered once every 3 days (IP) AU-011 100 µg as a single dose (IV) All groups treated with NIR (50 J/cm2) All animals that survived the first treatment were rechallenged and survival was evaluated up to 100 days after rechallenge IP, intraperitoneal; IV, intravenous; NIR, near-infrared (light). Days post tumor implantation Days post tumor re-challenge

Goal: To determine safety, optimal dose and therapeutic regimen with suprachoroidal administration One cycle = Doses on days 1, 8, and 15. a12 patients enrolled, 1 patient who discontinued after 1 cycle due to unrelated SAEs is not included in data analysis (n=11). bCohort 2: 2 participants were planned; third participant was additionally enrolled due to dose error in 1 participant. QW, every week. ClinicalTrials.gov Identifier, NCT04417530: AU-011-202. Data on file, Aura Biosciences. Phase 2 trial of bel-sar for choroidal melanoma: Open-label, dose-escalation with suprachoroidal administration Trial design – 22 participants enrolled Patient population representative of early-stage disease: Small choroidal melanoma and indeterminate lesions Endpoints Tumor progression Growth in tumor height ≥0.5 mm or ≥1.5 mm in LBD relative to baseline Visual acuity loss ≥15 letters decrease from baseline Tumor thickness growth rate Change in rate of growth of tumor thickness 1 dose: 20 μg x 1 laser 1 dose: 40 μg x 1 laser 1 dose: 40 μg x 2 lasers 2 doses: 40 μg x 2 lasers QW x 2 9 doses: 80 μg x 2 lasers QW x 3, 3 cycles Subtherapeutic regimens (N=10) 1–2 doses (n=9); 2 cycles (6 doses; n=1) Therapeutic regimen (N=11)a 3 cycles (9 doses) Cohort 1 (n=1) Cohort 2 (n=3b) Cohort 3 (n=2) Cohort 4 (n=3) Cohort 5 (n=3) Cohort 6 (n=10) 6–9 doses: 40 μg x 2 lasers QW x 3, up to 3 cycles (20 µg) (40 µg) (40 µg) (80 µg) (240–360 µg) (720 µg) Total intended dose

Baseline characteristics All study participants aHigh risk for vision loss defined as tumor edge within either 3 mm of foveal center or 3 mm of optic disc edge. Data on file, Aura Biosciences. All patients (n=22) Female (%) 54.5 White, not Hispanic or Latino (%) 100 Subretinal fluid at screening (%) 100 Orange pigment at screening (%) 86.4 Documented growth prior to screening (%) 86.4 (100% of therapeutic group) Mean age at screening (years, ± SD) 59.2 (±16.5) Mean baseline BCVA in study eye (ETDRS letters, ± SD) 83.2 (±7.2) Mean baseline LBD (mm, ± SD) 8.5 (±1.4) Mean baseline tumor thickness (mm, ± SD) 2.0 (±0.5) Mean tumor distance to closest vision-critical structure at screening (mm, ± SD) 2.0 (±2.3) Tumors at high risk for vision loss (%)a 73% (80% [8/10] of therapeutic group)

High local complete response rate at 12 months follow-up 80% tumor control ratea at 12 months among the 10 phase 3-eligible patients in the 3-cycle cohorts aLocal complete response, or CR, in early-stage choroidal melanoma is described as tumor control and complete arrest of tumor growth by ocular oncologists. bOne participant with circumpapillary tumor that did not meet phase 3 criteria is not included. IQR, interquartile range. ClinicalTrials.gov Identifier, NCT04417530: AU-011-202. Data on file, Aura Biosciences. Participants with tumor control at 12 months, % Dose/ Regimen n Tumor control rate, % Subtherapeutic regimen ≤2 cycles 10 20% (2/10) Therapeutic regimen 3 cycles, phase 3-eligibleb 10 80% (8/10) Phase 3-eligible participants High tumor control rates with therapeutic regimen in phase 3-eligible patients with active growth Median dose (IQR): 140 µg (80160) 720 µg (390–720)

Rate of tumor growth ± SE, mm/yr P < 0.0001 Rate of tumor growth with bel-sar treatment In phase 3-eligible patients, the 3-cycle regimen resulted in cessation of growth among responders (N=8) Tumor thickness growth rates/slopes estimated using Mixed Models for Repeat Measures (MMRM); random intercept and slope model for Historical and Study periods. ClinicalTrials.gov Identifier, NCT04417530: AU-011-202. Data on file, Aura Biosciences. Post-treatment actual growth rate Untreated projected growth rate Pre-treatment actual growth rate

Vision loss threshold (−15 letters) Populations Patients (n) Vision failuresb (n) Vision preservation rate (%) All dose cohorts All treated patients 22 1 95% Subtherapeutic ≤2 cycles 10 0 100% Therapeutic 3 cycles and phase 3-eligiblea 10 1 90% BCVA change from baseline (ETDRS letter score) Median change in BCVA in phase 3-eligible participants with therapeutic regimen (N=10)a Visual acuity was preserved in 90% of phase 3-eligible patients receiving a bel-sar therapeutic regimen 80% were at high risk of vision loss with tumors < 3 mm to the fovea or optic nerve 90% visual acuity preservation supports the potential for bel-sar to be a front-line therapy for early-stage disease aOne participant with circumpapillary tumor that did not meet phase 3 criteria is not included. bVision acuity loss defined as ≥15 letters decrease from baseline in ETDRS BCVA letter score. ClinicalTrials.gov Identifier, NCT04417530: AU-011-202. Data on file, Aura Biosciences. Study week (relative to first dose in Cycle 1) Vision preservation in 9/10 participants Loss of 18 letters in one patient with progression of preexisting juxtafoveal fluid under fovea -5 0 5 -5 -10 -15 0 13 26 39 52

Bel-sar treatment had a favorable safety profile No posterior inflammation No treatment-related SAEs No grade 3–5 treatment-related AEs * Table presents participants with AEs related to bel-sar or laser by severity and overall; participants with >1 AE are counted in the highest severity group. ClinicalTrials.gov Identifier: NCT04417530; AU-011-202. Data on file, Aura Biosciences. All treated participants (n=22)* Drug/laser-related adverse events Grade I Grade II Grade III-V Total Anterior chamber inflammation** 4 (18.2%) 0 0 4 (18.2%) Anterior chamber cell** 2 (9.1%) 0 0 2 (9.1%) Eye pain 2 (9.1%) 0 0 2 (9.1%) Anisocoria 1 (4.5%) 0 0 1 (4.5%) Conjunctival edema 1 (4.5%) 0 0 1 (4.5%) Cystoid macular edema 1 (4.5%) 0 0 1 (4.5%) Pupillary reflex impaired 1 (4.5%) 0 0 1 (4.5%) Salivary gland enlargement 0 1 (4.5%) 0 1 (4.5%) **Median duration 6 days (IQR: 3–10 days); All resolved with no or minimal treatment; If topical steroids given, median treatment duration 6 days Phase 2 safety outcomes (bel-sar/laser-related)

ClinicalTrials.gov Identifier: NCT06007690; AU-011-301. Phase 2 data support phase 3 assumptions Phase 3 trial design P < 0.005 93% power (Δ20) Actual data (Δ60) >99% power P < 0.05 Robustness analysis of tumor control rates Overall rate in phase 2 2x “worse” than phase 2 2x “worse” than phase 2 Actual rate with documented growth in phase 2 Overall rate in phase 2 94% power (Δ30) Actual data (Δ60) >99% power Same dose, regimen, route of administration, range of tumor sizes, and reading center as phase 2 trial Similar population to phase 2 participants receiving the therapeutic regimen Enriching for early documented growth; phase 3 randomization stratified by growth rate

US/EU incidence. 1. Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putnam. 2. IARC Cancer Today. GLOBOCAN 2022 (version 1.1). Available at: Cancer Today. Accessed May 6, 2025. 3. Mathis T et al. Prog Ret Eye Res. 2019;68:144-176. CNS, central nervous system. Metastases to the choroid: Evaluating metastases from multiple tumor types may provide valuable insights into bel-sar’s utility in multiple solid tumors Treat metastases to the choroid Multiple tumor types metastasize to the eye3 Platform potential in multiple solid tumors Choroidal melanoma Choroidal metastasis Ocular surface cancers Retinoblastoma CNS cancers Head and Neck cancer Breast cancer Lung cancer Cutaneous melanoma Colon cancer Renal cancer Ovarian cancer Cervical cancer Urothelial carcinoma Prostate cancer Fibrosarcoma ~20,000/yr1 Breast ~832,000/yr2 Prostate ~703,000/yr2 Colon ~448,000/yr2 Lung ~710,000/yr2 ~2,693,000/yr2

Multiple sites activated Primary endpoint at one-month post-treatment; possibility to see tumor shrinkage and vision preservation/improvement a 3+3 Design. Each cohort to have a minimum of 3 and a maximum of 6 patients. b Simplified schema of study design. Metastases to the choroid: Study expanded to include patients with any systemic solid tumor Study population Study objectives Safety/dose-limiting toxicity Efficacy Tumor shrinkage Vision preservation/improvement One or multiple choroidal metastases in one or both eyes Any systemic solid tumor (previously breast or lung only) No changes in concurrent systemic medications planned Study design (n=12)a,b Cohort 1 (N=3) 80µg 1 cycle Cohort 2 (N=3) 140µg 1 cycle Cohort 3 (N=3) 200µg 1 cycle Cohort 4 (N=3) 200µg 2 cycles

1. Yu G-P et al. Am J Ophthalmol. 2003;135(6):800-6. 2. Triay E et al. Br J Ophthalmol. 2009;93(11):1524-8. 3. Newton R et al. Lancet. 1996;347(9013):1450-1. 4. Dalvin LA. Br J Ophthalmol. 2018;102(12):1728-1734. 5. Sun EC et al. Cancer Epidemiol Biomarkers Prev. 1997;6(2):73-7. 6. Vora et al. Surv Ophthalmol. 2017;62(1):26-42. 7. Alvarez et al. BMJ Open Ophthalmol. 2021;6(1):e000842. PAM, primary acquired melanosis; OSSN, ocular surface squamous neoplasia. Cancers of the ocular surface: Planned phase 1 safety and feasibility study with histopathologic evaluation Treatment6,7 Surgery/excision Neoadjuvant and/or adjuvant local chemotherapy No drugs specifically approved for conjunctival tumors Exenteration (removal of eye and entire orbital contents) High recurrence rate Mortality & morbidity6,7 Mortality: ~25% (for conjunctival melanoma) despite maximal treatment Morbidity: ocular irritation/pain, dry eye, vision loss, loss of eye ~30,000 Conjunctival melanoma & other melanocytic tumors (PAM)1–5 ~5,000 Conjunctival squamous cell carcinoma/OSSN1–5

IMAGE: Measure tumor BIOPSY: Main tumor Adjacent flat tumor TREATMENT #1: Inject bel-sar intratumorally Light activate only over main tumor Proof-of-concept phase 1 study of bel-sar for ocular surface tumors Assess safety, feasibility, and histopathologic response SoC, standard-of-care. Day 15 IMAGE: Measure tumor SoC EXCISION: Main tumor Map biopsies near previous biopsy sites Day 1